Exhibit 10.8

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO THE EMPLOYMENT AGREEMENT (the “First

Amendment”) is made and entered into as of the 22th day of May, 2020 (the “Effective Date of Amendment”) by and between Total Community Options, Inc., dba InnovAge, a Colorado corporation, and any successor entity thereto (the “Company”) and Maria Lozzano (the “Executive”).

RECITALS

WHEREAS, the Executive and the Company have entered into an Employment

Agreement dated as of February 19, 2018 (“Employment Agreement”);

WHEREAS, the Executive has been employed in the position of Chief Operations Officer for the Western Region.

WHEREAS, the Company has promoted the Executive to the positon of Corporate Chief Operating Officer and desires to amend the Employment Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and promises herein, the mutual promises, terms, provisions and conditions set forth in this First Amendment, the parties hereby agree:

1.	Section 3(a) of the Agreement is hereby amended and restated as follows:

3.Capacity and Performance.

(a) During the term hereof, the Executive shall be employed by the Company on a full-time basis and shall serve the Company as its Corporate Chief Operations Officer.

2.

As a condition of employment for the new position, the Executive may be required to relocate to another location and the Executive has agreed to relocate to another state, if required. Accordingly, Section 5(e)(ii) of the Agreement is hereby deleted in its entirety.

3.

This First Amendment and the Agreement are the entire agreement between the parties hereto regarding the matters described herein and there are no other terms, covenants, conditions, agreements, or representations or warranties, oral or otherwise with respect thereto, of any kind whatsoever.

4.

Except as expressly amended hereby, the original Agreement remains unmodified and in full force and effect. In the event of a conflict between the terms of this First Amendment and the Agreement, the terms of this First Amendment shall control.

5.

This First Amendment shall be governed by the laws of the State of Colorado. This First Amendment may be executed in counterparts, each of which shall be an original and all of which, when taken together, shall constitute but one and the same instrument. This First

Amendment may be signed and delivered electronically, and the electronic record and signature will constitute an original for all purposes.

IN WITNESS WHEREOF, this First Amendment to the Agreement has been executed as a sealed instrument by the Company, by its duly authorized representative, and by the Executive, as of the Effective Date of the Amendment above written.

THE EXECUTIVE:	THE COMPANY:
/s/ Maria Lozzano	/s/ Maureen Hewitt
Maria Lozzano	By:	Maureen Hewitt
	Title:	President and Chief Executive Officer